UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2008
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 9, 2008, Intervoice, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing certain financial results for the first quarter of fiscal year 2009, which ended May 31, 2008. The foregoing description is qualified in its entirety by reference to the Earnings Release, a copy of which is attached hereto, and filed herewith, as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Chief Executive Officer
     On July 9, 2008, the Company issued a press release (the “Press Release”) announcing that on July 1, 2008, the Board of Directors (the “Board”) of the Company had elected James A. Milton, the Company’s President, to the additional position of Chief Executive Officer, effective September 1, 2008. The effective date of Mr. Milton’s election coincides with the retirement of Robert E. Ritchey as Chief Executive Officer on August 31, 2008. The foregoing description is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto, and filed herewith, as Exhibit 99.2.
Severance Agreement
     On July 2, 2008, the Company and its Chief Executive Officer, Robert E. Ritchey, entered into a severance agreement (the “Severance Agreement”) to provide for Mr. Ritchey’s retirement from the Company effective August 31, 2008. Under the Severance Agreement, and subject to Mr. Ritchey executing a broad general release in favor of the Company following his retirement, he will receive a lump sum payment of $592,500, which is equal to 18 months of his base salary, and reimbursement of the Company portion of his COBRA (or retiree health plan option, if applicable) premiums. The Severance Agreement further provides that the exercise period for certain stock options held by Mr. Ritchey will be extended by up to 18 months and the vesting of certain stock options will be accelerated. The Company currently anticipates that it will recognize expenses pursuant to Financial Accounting Standard 123R in an amount equal to approximately $300,000 as a result of extending and accelerating Mr. Ritchey’s stock options. The Company also agreed to reimburse Mr. Ritchey for legal fees he incurred in negotiating the Severance Agreement in an amount not to exceed $50,000. The Severance Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and this summary of certain terms of the Severance Agreement is qualified in its entirety by the full text of the Severance Agreement which is incorporated by this reference.

Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibit Title

10.1	Severance Agreement between the Company and Robert E. Ritchey, dated July 2, 2008

99.1	Earnings Release dated July 9, 2008 relating to the Company’s financial results for the quarter ended May 31, 2008

99.2	Press Release dated July 9, 2008 relating to the election of Jim Milton as CEO effective September 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Craig E. Holmes
Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: July 9, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1	Severance Agreement between the Company and Robert E. Ritchey, dated July 2, 2008

99.1	Earnings Release dated July 9, 2008 relating to the Company’s financial results for the quarter ended May 31, 2008

99.2	Press Release dated July 9, 2008 relating to the election of Jim Milton as CEO effective September 1, 2008